UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                         Date of Report: January 3, 2003


                         The South Financial Group, Inc.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


 South Carolina                     0-15083           57-0824914
 --------------                     -------           ----------
(State or other juris-            (Commission        (IRS Employer
diction of incorporation)          File Number)  Identification Number)


             102 South Main Street, Greenville, South Carolina 29601
             ------------------------------------------------- -----
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (864) 255-7900

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ITEM 5.  ACQUISITION OR DISPOSITION OF ASSETS

         Effective December 31, 2002, The South Financial Group, Inc. ("TSFG") through Mercantile Bank ("Mercantile"), TSFG's wholly-owned banking subsidiary, completed its acquisition of Central Bank of Tampa ("CBT"). Pursuant to the Agreement and Plan of Merger dated October 2, 2002 among TSFG, Mercantile and CBT (the "Merger Agreement") CBT shareholders received 9.850 shares of TSFG common stock for each share of CBT common stock. In the merger, CBT was merged with and into Mercantile, which is the surviving corporation.

         On January 2, 2003, TSFG issued a press release announcing the consummation of the transaction contemplated by the Merger Agreement.The press release is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.

ITEM 7.  EXHIBITS.

         (a) Exhibits.

         Exhibit
         Number

         99.1     Press Release of TSFG issued January 2, 2003.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE SOUTH FINANCIAL GROUP, INC.

January 3, 2003                     By:     /s/ William S. Hummers III
                                            ---------------------------------
                                            William S. Hummers III
                                            Executive Vice President